Exhibit 10.2

PGIM PRIVATE CREDIT FUND

PROMISSORY NOTE

THIS UNSECURED PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), IN RELIANCE UPON VARIOUS EXEMPTIONS THEREFROM. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT FOR THE REGISTERED HOLDER’S OWN ACCOUNT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR OTHER DISTRIBUTION HEREOF. NO SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED, NOR WILL ANY ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY THE BORROWER, WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR THE DETERMINATION BY THE BORROWER, IN ITS SOLE DISCRETION, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT, OR UNDER ANY APPLICABLE STATE OR OTHER SECURITIES LAWS OR OTHER APPLICABLE LAWS OF SIMILAR IMPORT.

THIS NOTE IS ONE OF A SERIES OF PROMISSORY NOTES BEING ISSUED BY THE BORROWER, EACH OF WHICH NOTES IS IDENTICAL EXCEPT FOR ONE OR MORE OF THE IDENTITY OF THE LENDER THEREUNDER OR ANY REGISTERED HOLDER THEREOF. THE LENDER AND ANY REGISTERED HOLDER, BY ITS ACCEPTANCE OF THIS NOTE, ACKNOWLEDGES AND AGREES THAT THE ACCELERATION OF THE MATURITY DATE UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND ANY AMENDMENT OF THE TERMS AND PROVISIONS OF THIS NOTE ARE SUBJECT TO THE APPROVAL OF LENDERS AND REGISTERED HOLDERS HOLDING IN THE AGGREGATE MORE THAN 50% OF THE OUTSTANDING PRINCIPAL AMOUNT OF AGGREGATE INITIAL STATED VALUE OF ALL PROMISSORY NOTES COMPRISING THE SERIES OF WHICH THIS NOTE IS A PART.

IN THE PRINCIPAL AMOUNT OF U.S. $1,000.00

Dated: ___________, 2025 (the “Original Issue Date”)

FOR VALUE RECEIVED, PGIM PRIVATE CREDIT FUND, a Delaware statutory trust (the “Borrower”), HEREBY PROMISES TO PAY to ____________________________ (the “Lender”) a principal amount equal to the Initial Stated Value (as defined below) on ___________, 2055 (the “Maturity Date”).

For purposes of this Note, the “Initial Stated Value” of this Note shall be an amount denominated in U.S. dollars equal to $1,000.00.

For purposes of this Note, the “Stated Yield” upon this Note shall be a cash amount denominated in U.S. dollars equal to $120.00 per annum (the “Stated Yield”). The Stated Yield shall be payable to the Lender semi-annually in two $60.00 increments in the manner set forth in the following paragraph.

The Borrower promises to pay each respective semi-annual installment of the Stated Yield in arrears on or before June 30 and December 31 of each calendar year beginning on December 31, 2025, and if such day is not a Business Day then on the immediately preceding or next following Business Day (as more particularly provided in Section 1.01 and 1.02 hereof), and on the date on which the Initial Stated Value of this Note, plus any accrued but unpaid Stated Yield (including any Past Due Interest thereon), is paid in full. The first payment on December 31, 2025 will include the prorated Stated Yield from the date hereof through December 31, 2025. The term “Business Day” means a day of the year on which banks are not required or authorized to close in New York City.

Upon payment in full of the Initial Stated Value hereof and all amounts of accrued but unpaid Stated Yield (including any Past Due Interest thereon) hereunder, this Note shall be surrendered to the Borrower for cancellation.

Article I

TERMS OF PAYMENT
Section 1.01.
Prepayments; Prepayment Premium.

At any time on or following the date on which the Borrower has repurchased or redeemed the Class D common share of the Borrower purchased by Lender in connection with the issuance of this Note, the Borrower may upon written notice to the Lender, which notice will indicate the proposed date and the Initial Stated Value to be prepaid, prepay in whole or in part the outstanding Initial Stated Value of this Note from time to time and at any time; provided that (i) the Borrower will pay on the date of such prepayment all accrued and unpaid amounts of Stated Yield (including any Past Due Interest thereon) due to the date of prepayment, and (ii) if the prepayment occurs prior to the last day of the 24th consecutive calendar month following the issue date of this Note, the Borrower will also pay on the date of such prepayment a one-time premium equal to $100.00 on this Note (the “Prepayment Premium”).

Section 1.02.
Payments and Computations.

The Borrower will make each payment on the day when due hereunder in U.S. dollars to the Lender at its address referred to in Section 3.02 or via electronic payment. All computations of Stated Yield and Past Due Interest will be made by the Lender on the basis of a year of 360 days, consisting of twelve (12) thirty (30)-day months, for the number of days occurring in the period for which such amounts are payable. Whenever any payment hereunder is stated to be due on a day other than a Business Day, such payment will be made on the immediately preceding Business Day or next following Business Day after payment is due, with the same legal force and effect as if made on the actual due date.

Section 1.03.
Registration.

This Note is issued in registered form as to both the Initial Stated Value and Stated Yield (including any Past Due Interest). The Borrower or its agent will maintain a register (the “Register”) for the recordation of the name and address of any holder of this Note (the “Registered Holder”). The Lender will be the initial Registered Holder. All amounts of Stated Yield (including any Past Due Interest thereon), and the Initial Stated Value of this Note will only be paid to the Registered Holder. If a Registered Holder shall transfer and assign this Note in accordance with the restrictions on transfer described on the first page hereof, the Registered Holder shall provide or cause to be provided written notice (via email sufficient) to the Borrower and the Borrower or its agent will note the transfer and assignment appropriately on the Register, which shall identify such transferee and assignee as the new Registered Holder. The Register shall be similarly updated to reflect any subsequent transfers permitted under this Section 1.03 by a Registered Holder to a different Registered Holder. A holder of this Note (including any Registered Holder) does not have the right to convert this Note to bearer form.

Section 1.04.
Evidence of Exemption from U.S. Withholding Tax.

The Lender shall deliver to the Borrower, on or prior to the date hereof, and any prospective Registered Holder shall deliver to the Borrower on or prior to the date on which it acquires the Lender’s or any other Registered Holder’s ownership interest in this Note, and at such other times as may be necessary in the determination of the Borrower, the Lender or any Registered Holder (each in the reasonable exercise of its discretion), an accurate and complete original signed copy of a Form W-9 (or a substitute Form W-9) or any successor form prescribed by the Internal Revenue Service, together with any other certificates or statements of exemption required under the Internal Revenue Code of 1986, as amended, or the regulations issued thereunder, to establish that no deduction or withholding of U.S. taxes is required with respect to any amounts payable hereunder.

Section 1.05.
Notes Comprising a Series.

The Lender and each Registered Holder acknowledges and agrees that this Note is one of a series of promissory notes (the “Series”) issued by the Borrower, each of which promissory notes is identical except for one or more of the identity of the lender thereunder or any Registered Holder thereof. The Lender and each Registered Holder, by its acceptance of this Note, acknowledges and agrees that the rights that it may exercise upon the occurrence of an Event of Default (as defined below) and any amendment of the terms and provisions of this Note are subject to the approval of holders of promissory notes of the Series, the aggregate outstanding Initial Stated Value which represents more than 50% of the aggregate outstanding Initial Stated Value of all of the promissory notes comprising the Series.

Article II

EVENTS OF DEFAULT
Section 2.01.
Events of Default.

The following events shall each constitute an “Event of Default”:

(a)
The Borrower fails to pay the Initial Stated Value of this Note when the same becomes due and payable; or
(b)
The Borrower fails to pay any amounts of Stated Yield (together with any Past Due Interest thereon) on this Note when the same becomes due and payable; or

(c)
The Borrower:
(i)
defaults on the payment of any of its debts as such debts become due;
(ii)
admits in writing its inability to pay such debts generally, or makes a general assignment for the benefit of creditors;
(iii)
a proceeding is instituted by or against the Borrower or any of its subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization for relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding remains undismissed for a period of 90 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) occurs; or
(iv)
the Borrower or any of its subsidiaries takes any corporate or statutory action to authorize any of the actions set forth in this Section 2.01(c).

As used in this Section 2.01(c), “subsidiaries” does not include any “Portfolio Entity,” defined to mean any operating entity owned, directly or indirectly through subsidiaries, by Borrower or Other PGIM Accounts (as defined below) for operational or profit purposes, including, as the context requires, portfolio companies, holding companies, special purpose vehicles and other entities through which the Borrower holds assets. “Other PGIM Accounts” means, as the context requires, individually and collectively, any of the following: investment funds, vehicles, accounts, products and/or other similar arrangements, other than Borrower and its subsidiaries, sponsored, advised, and/or managed by Prudential Financial, Inc. (“PGIM”) or its affiliates, whether currently in existence or subsequently established (in each case, including any related successor funds, alternative vehicles, supplemental capital vehicles, surge funds, over-flow funds, co-investment vehicles and other entities formed in connection with PGIM or its affiliates side-by-side or additional general partner investments with respect thereto).

Section 2.02.
Past Due Interest; Remedies Upon Events of Default
(a)
Any past due but unpaid amounts of Stated Yield hereunder, from the date the unpaid amount became past due until such amount is paid in full, shall accrue interest payable only in cash at the Past Due Rate as defined below (such amounts, “Past Due Interest”). For the purposes of this Note, the “Past Due Rate” shall be equal to 12.4% per annum.
(b)
Upon the occurrence and during the continuance of any Event of Default, a Registered Holder may notify Borrower in writing of such Event of Default, after which time the Borrower shall have 90 days to cure such Event of Default. If an Event of Default continues after such 90-day period, the holders of promissory notes of the Series, the aggregate outstanding Initial Stated Value which represents more than 50% of the aggregate outstanding Initial Stated Value of all of the promissory notes comprising the Series (such holders being the “Required Holders”)

may, upon notice to the Borrower, declare all of the promissory notes comprising the Series (including this Note), and all accrued but unpaid Stated Yield thereon to be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that if such Event of Default is an Event of Default pursuant to Section 2.01(c), all of the notes comprising the Series (including this Note) and all accrued but unpaid Stated Yield thereon, shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.
Article III

MISCELLANEOUS
Section 3.01.
Amendments, Etc.

No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower herefrom, will be effective unless the same is in writing and signed by the Required Holders and the Borrower, and then such waiver or consent will be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent may reduce the Initial Stated Value hereof, or the Stated Yield hereon, or any amounts of Past Due Interest payable hereunder, or delay the date on which any amount of such Stated Yield, Past Due Interest or Initial Stated Value is due and payable hereunder, unless the Registered Holder shall have agreed to such amendment, waiver or consent.

Section 3.02.
Notices, Etc.

All notices and other communications provided for hereunder will be in writing and mailed or delivered via nationally recognized overnight courier or by electronic mail, if to the Lender or the Borrower, at their respective addresses set forth on the signature page hereof; or, if to a Registered Holder, in such holder’s name c/o REIT Administration, LLC at 1175 Peachtree Street, N.E., Suite 2200, Atlanta, Georgia 30361, admin@reit-funding.com, or at such other address as shall be designated by such Registered Holder for use in the Register maintained hereunder.

Section 3.03.
No Waiver; Remedies.

No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 3.04.
Binding Effect.

This Note will be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, subject to the restrictions on transfer described on the first page of this Note and except that neither the Borrower nor the Lender may assign its rights hereunder or any interest herein without the other’s prior written consent; provided, that no such consent shall be required for any assignment or transfer made as a result of the death of Lender.

Section 3.05.
Consent to Jurisdiction.
(a)
The Borrower hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Wilmington, Delaware and any appellate court thereof in any action or proceeding arising out of or relating to this Note, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state or federal court. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower at its address specified in Section 3.02. The Borrower agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(b)
Nothing in this Section 3.05 will affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdiction.
Section 3.06.
Governing Law.

This Note will be governed by, and construed in accordance with, the laws of the State of Delaware, United States.

Section 3.07.
Tax Treatment.

The Borrower (and its affiliates) and Lender will each treat this Note and amounts borrowed thereunder as debt and the relationship between the Borrower and Lender as that of debtor and creditor, in each case for all U.S. federal, state and local tax purposes, and will report consistently with such intent.

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its officer thereunto duly authorized, as of the date first above written.

PGIM PRIVATE CREDIT FUND,

as Borrower

By: ____________________________

Name:

Title:

Borrower Address:

PGIM Private Credit Fund

655 Broad Street

Newark, NJ

(973) 802-5032

Email: ________________________

Lender Address:

____________________________
c/o REIT Administration LLC

1175 Peachtree Street N.E.

Suite 2200

Atlanta, Georgia 30361

Email: admin@reit-funding.com

[Signature Page to Promissory Note made by PGIM Private Credit Fund]